UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2012 – October 31, 2013
Item 1: Reports to Shareholders

Annual Report | October 31, 2013

Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Windsor Fund
Investor Shares	35.17%
Admiral™ Shares	35.32
Russell 1000 Value Index	28.29
Multi-Cap Value Funds Average	30.08
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$14.66	$19.50	$0.254	$0.000
Admiral Shares	49.47	65.81	0.913	0.000

1

Chairman’s Letter

Dear Shareholder,

The U.S. stock market’s strong and steady climb during the past 12 months has certainly helped Vanguard Windsor Fund to record robust performance. But Windsor had an extra edge: Its advisors’ security selection, especially among financial stocks, boosted the fund to a return well beyond the market’s strong result.

Because of this, Windsor Fund posted its highest fiscal-year gain in more than two decades. The fund’s Investor Shares returned 35.17% and its Admiral Shares 35.32%. By comparison, the fund’s benchmark index returned 28.29%, and the average return produced by competing funds was 30.08%.

If you own Windsor shares in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

Amid uncertainties, U.S. stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive result for the 12-month period—challenges that, as it turned out, propelled both large-cap value and growth stocks to return about 29% (as measured by the Russell 1000 Indexes). Investors’ growing appetite for risk drove the general rise in stocks, as corporate profit growth, on the whole, wasn’t particularly tantalizing.

2

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performance of the U.S. economy and U.S. stocks may seem surprising, but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside of the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns suffered as investors kept an eye on the Fed

With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close,

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

3

but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.)

Municipal bonds returned –1.72%, and international bonds returned –1.95% (as measured by the Barclays Global Aggregate Index ex USD).

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Financial stock selections boosted the fund’s performance

Windsor Fund’s strategy is to search for large-capitalization stocks that are temporarily out of favor and will eventually rebound. As Windsor’s former long-serving portfolio manager John Neff, once put it: “To us, ugly stocks were often beautiful.”

The fund has now practiced its strategy for 55 years, since before Vanguard’s founding. Clearly Windsor’s strategy has stood the test of time, but we should note that its short-term volatility often produces results that fall far short or well ahead of its benchmark. Thus, investors in the fund should have a long-term time horizon.

During the fiscal year, the advisors’ approach was particularly profitable within the financial sector. Indeed, eight of the fund’s 20 top-performing stocks were from the sector. Windsor’s financial stocks represented almost a quarter of its

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.41%	0.31%	1.25%

The fund expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2013, the fund’s expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Multi-Cap Value Funds.

4

holdings at the fiscal-year-end, and they provided around a third of its 12-month return. Insurance stocks—life, property-casualty, and diversified “multi-line” firms—were the largest contributors in the group, followed by diversified banking companies and asset-management firms.

Another third of the fund’s return, roughly speaking, came from its holdings of information technology and industrial stocks.

As is usual, not every stock selection did well in the period. About 5% of the fund’s holdings detracted from its fiscal-year return; these detractors came from industries as varied as fertilizer production and retailing.

A 5-, 10-, and 55-year look at Windsor Fund’s solid returns

A review of its performance over the past decade shows Windsor Fund producing solidly competitive returns overall. The fund’s returns for Investor Shares averaged 7.28% a year, a step behind the 7.81% of its benchmark index, but ahead of the 7.05% average for peer-group funds.

The ten-year performance results for Windsor and most other stock funds are still burdened by the declines that world stock markets took in the financial crisis: Windsor’s benchmark dropped almost 37% in fiscal-year 2008, and the fund itself plummeted 44%. The fund’s willingness to make large commitments to out-of-favor companies can make for

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Windsor Fund Investor Shares	7.28%
Russell 1000 Value Index	7.81
Multi-Cap Value Funds Average	7.05
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

sharp contrasts in yearly performance, but the crisis period was clearly extraordinary. In the five fiscal years since then, stocks have recovered. The benchmark has climbed by 14.06% a year, on average; Windsor, by 17.47% a year.

This year the Windsor Fund celebrates its 55th birthday. Financial crises aside, the fund has experienced a wide variety of economic and market conditions, and unexpected and unsettling uncertainties of one kind or another. With the help of its skilled advisors, Windsor has generated an average annual return of 11.52% since its inception in 1958. We believe that the fund’s strategy can continue to serve long-term investors well in the years to come.

The twin benefits of combining low costs and diversity of thought

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2013

6

Advisors’ Report

For the fiscal year ended October 31, 2013, the Investor Shares of Vanguard Windsor Fund returned 35.17%, while the lower-cost Admiral Shares returned 35.32%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on November 12, 2013.

Wellington Management Company, llp

Portfolio Manager:
James N. Mordy, Senior Vice President
and Equity Portfolio Manager

Equity markets shook off many challenges during the year, including sequestration, the U.S. government shutdown, higher long-term interest rates, and some slowing in emerging market economies. As the Federal Reserve continued to hold down rates through quantitative easing, the Standard & Poor’s 500 Index returned more than 27%.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	11,253	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	28	4,618	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	3	400	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

We now expect corporate earnings will prove to have grown by only about 5% in 2013, which means that the market advance can be attributed mostly to investors’ willingness to pay a higher price/earnings multiple. It was a good environment for playing offense rather than defense, as the more volatile stocks did well while the higher-yielding, “safer” stocks lagged. Given our tilt toward the more cyclical sectors of the market, we were well-positioned.

Partly because we significantly underweighted Apple, our best relative sector performance came from information technology. We further benefited from a large position in semiconductor and related stocks, including ASML Holding, SanDisk, and Avago Technologies, all of which provided very strong returns.

Financial holdings, which remain the largest group in our portfolio, also delivered excellent performance. We favored insurance stocks and notched outsized gains from Ameriprise Financial, Principal Financial Group, Unum Group, and American International Group. Stocks of these companies benefited from a combination of overall market strength, higher interest rates, and management’s internal efforts to improve profitability.

Two other sectors where we had excellent stock selection were industrials and energy. Delta Air Lines stood out; not only do airline fundamentals remain strong, but the company announced plans to return capital to shareholders—something heretofore unimaginable in the industry. Also within industrials, Pentair and Dover were fruitful holdings, as both companies have a self-help dimension that provides an extra boost to earnings in a slow-growth economy: Pentair will realize significant synergies from its merger with Tyco’s flow-control business, and Dover has made a number of prudent decisions to prune its portfolio of businesses and become a more focused company.

In energy, we maintained our relatively aggressive positioning, favoring exploration and production companies and service firms over the larger integrated oil companies, and our performance bounced back from fiscal 2012.

Our worst sector was consumer discretionary, which we underweighted; buoyed by rising equity markets and home prices, it turned out to be a top-performing sector. We underestimated how resilient the consumer would be in a very challenging macro environment. We should have eliminated, instead of merely reducing, our home-builder position. With hindsight, the stocks had run up ahead of fundamentals in 2012, and they lagged the market in 2013. We also made a mistake with Kohl’s, as several initiatives from management to kick-start the business proved ineffective.

Materials was the only other sector in which our relative performance lagged. Our fertilizer stocks took a hit when a Russian-Belarusian potash cartel collapsed. A brief contrarian move into Barrick Gold was quite poorly timed, as the price of gold remained under intense selling pressure.

8

One of the year’s more notable market developments was the rise in the yield of 10-year U.S. Treasury notes after the Fed first suggested that it might begin tapering its quantitative easing program. Higher rates seemed inevitable to us, and this was one of the reasons we underweighted the more interest-sensitive sectors, such as utilities and telecommunications. Like many, we were surprised at the Fed’s September decision not to taper; still, if the economic data are supportive, the process should begin in 2014.

Although major uncertainties remain concerning future government policy, we are reasonably optimistic about the economic outlook. In the coming year, we should see less fiscal drag on the U.S. economy from the public sector, a modest pickup in Europe, stabilization of growth in China, and, possibly, some acceleration in Japan. With that in mind, we are slightly more overweight in the cyclical sectors than we were a year ago. This modest growth outlook is certainly vulnerable to unforeseen shocks, however, and we recognize that the upward trend in corporate profits appears to be more dependent on revenue growth than it was in the first four years of the economic recovery.

During the fiscal year we favored the information technology, industrial, and energy sectors for net new purchases. We were net sellers within financials, consumer discretionary, and consumer staples. Our two largest portfolio additions were Bristol-Myers Squibb, which has emerged as a leader in new therapies that could revolutionize cancer treatment, and MetLife, which would be a prime beneficiary of higher interest rates.

We will continue to look for opportunities to prudently buy good companies at discount prices, as we believe that this is the best way to create value for Windsor shareholders over the long run.

Pzena Investment Management, LLC

Portfolio Managers:
Richard Pzena, Managing Principal
and co-Chief Investment Officer

John P. Goetz, Managing Principal
and co-Chief Investment Officer

Antonio DeSpirito, Managing Principal

Our portfolio’s performance over the fiscal year was driven in large part by financial and information technology stocks—the largest allocations on both an absolute and relative basis.

Hewlett-Packard was the largest contributor. Although we expect revenues to remain weak, HP has a compelling valuation, and management is taking thoughtful steps to prune businesses, cut costs, and invest in product development. The result is a company that is positioned for earnings recovery, with strong free cash flow above earnings. HP continues to be one of our largest positions, and it trades at 5.8 times our estimate of normalized earnings. Among other large contributors was TE Connectivity, which returned approximately 63% on strong volume growth and margin improvement.

9

Outside financials and tech, another major contributor was Delphi Automotive. Its shares have risen by more than 80% over the fiscal year thanks to a resurgent U.S. auto market and nascent signs of a European recovery. At the other extreme, the utilities and consumer staples sectors contributed least; our portfolio has very little exposure to these two sectors because of their high relative valuations. Our principal utility holding, Entergy, has been especially weak recently, as earnings were affected by unfavorable weather, low electricity prices, and unplanned outages in the nuclear fleet. The company maintained its earnings guidance for the year.

Based on our ongoing review of fundamentals and valuations, we believe we remain firmly in the midst of a value cycle. Many of the companies that hit our research screens are on solid financial footing, generating significant amounts of free cash flow and positioned to fare well even in a low-growth environment.

The combination of high expected returns and deeply discounted valuations has given rise to some very attractive investment opportunities, making this an exciting time to be constructing value portfolios. Cyclical stocks, which have been dominated by financials, old-line technology, and, to a growing extent, energy, continue to be attractively valued, and they remain our largest exposures. High-dividend-paying sectors with noncyclical earnings profiles (such as utilities, consumer staples, REITs, and pharmaceuticals) continue to trade at premium valuations and have little or no representation in our portfolio.

Most recently, we have modestly increased our weightings in the consumer discretionary, health care, and energy sectors, while trimming our financial services and defense stocks because of price appreciation.

10

Windsor Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.41%	0.31%
30-Day SEC Yield	1.30%	1.40%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	128	653	3,612
Median Market Cap	$27.1B	$50.6B	$41.6B
Price/Earnings Ratio	18.4x	16.7x	19.8x
Price/Book Ratio	1.9x	1.7x	2.5x
Return on Equity	12.4%	12.5%	16.5%
Earnings Growth
Rate	7.6%	6.6%	10.6%
Dividend Yield	1.7%	2.3%	1.9%
Foreign Holdings	15.1%	0.0%	0.0%
Turnover Rate	40%	—	—
Short-Term Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ U.S.
		1000	Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.1%	6.6%	13.3%
Consumer Staples	4.9	6.0	8.8
Energy	13.1	15.0	9.7
Financials	24.2	28.7	17.3
Health Care	13.5	12.9	12.5
Industrials	12.0	10.2	11.5
Information
Technology	16.9	8.8	17.7
Materials	3.9	2.9	3.8
Telecommunication
Services	0.3	2.7	2.2
Utilities	1.1	6.2	3.2

Volatility Measures
	Russell
	1000	DJ U.S.
	Value	Total Market
	Index	FA Index
R-Squared	0.96	0.97
Beta	1.07	1.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
American International
Group Inc.	Multi-line Insurance	2.2%
Citigroup Inc.	Diversified Financial
	Services	2.0
Wells Fargo & Co.	Diversified Banks	2.0
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	1.9
Eaton Corp. plc	Electrical
	Components &
	Equipment	1.8
MetLife Inc.	Life & Health
	Insurance	1.6
Ameriprise Financial Inc. Asset Management
	& Custody Banks	1.5
Roche Holding AG	Pharmaceuticals	1.5
Cisco Systems Inc.	Communications
	Equipment	1.4
Avago Technologies Ltd. Semiconductors		1.4
Top Ten		17.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares.

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor Fund*Investor Shares	35.17%	17.47%	7.28%	$20,197
••••••••	Russell 1000 Value Index	28.29	14.06	7.81	21,209
– – – –	Multi-Cap Value Funds Average	30.08	14.87	7.05	19,773
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	28.86	16.01	8.13	21,850
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	35.32%	17.61%	7.40%	$102,106
Russell 1000 Value Index	28.29	14.06	7.81	106,044
Dow Jones U.S. Total Stock Market Float
Adjusted Index	28.86	16.01	8.13	109,248

See Financial Highlights for dividend and capital gains information.

12

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	29.31%	12.08%	7.51%
Admiral Shares	11/12/2001	29.49	12.21	7.62

13

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.9%)[1]
Consumer Discretionary (9.7%)
	Lowe’s Cos. Inc.	3,535,600	176,002
	GNC Holdings Inc.
	Class A	2,656,200	156,238
	Nordstrom Inc.	2,413,100	145,920
	Staples Inc.	7,966,725	128,424
	Newell Rubbermaid Inc.	4,151,700	123,015
	Omnicom Group Inc.	1,759,100	119,812
*	Toll Brothers Inc.	3,392,300	111,539
	Ford Motor Co.	6,444,900	110,272
	Comcast Corp.	2,105,400	97,480
*	TRW Automotive
	Holdings Corp.	930,800	69,913
*	General Motors Co.	1,888,700	69,788
	Lennar Corp. Class A	1,564,200	55,607
	TJX Cos. Inc.	812,600	49,398
	Delphi Automotive plc	819,425	46,871
	Kohl’s Corp.	786,975	44,700
*	News Corp. Class A	2,365,125	41,626
*	News Corp. Class B	1,469,052	26,340
			1,572,945
Consumer Staples (4.6%)
	Japan Tobacco Inc.	5,601,600	202,687
	Bunge Ltd.	2,294,500	188,447
	CVS Caremark Corp.	2,021,900	125,884
	Ingredion Inc.	1,764,500	116,034
	Wal-Mart Stores Inc.	906,625	69,583
	Molson Coors Brewing
	Co. Class B	761,800	41,137
			743,772
Energy (12.6%)
	Baker Hughes Inc.	5,398,925	313,624
*	Cobalt International
	Energy Inc.	8,775,500	203,679
	Pioneer Natural
	Resources Co.	961,200	196,835
	BP plc ADR	4,170,900	193,947

	Royal Dutch Shell
	plc ADR	2,677,744	178,498
	Halliburton Co.	2,919,400	154,816
	Anadarko Petroleum Corp.	1,594,500	151,940
*	Southwestern Energy Co.	3,993,700	148,645
	Canadian Natural
	Resources Ltd.	4,185,100	132,877
	National Oilwell Varco Inc.	1,591,800	129,222
	Exxon Mobil Corp.	1,182,925	106,014
	Apache Corp.	786,475	69,839
	Valero Energy Corp.	1,028,500	42,343
	Inpex Corp.	2,818,400	32,558
			2,054,837
Exchange-Traded Fund (0.6%)
2	Vanguard Value ETF	1,410,525	102,954

Financials (23.5%)
	American International
	Group Inc.	6,912,800	357,046
	Citigroup Inc.	6,737,950	328,677
	Wells Fargo & Co.	7,542,200	321,977
	MetLife Inc.	5,600,825	264,975
	Ameriprise Financial Inc.	2,412,900	242,593
	Unum Group	6,648,800	211,033
	Bank of America Corp.	14,548,000	203,090
	PNC Financial Services
	Group Inc.	2,277,900	167,494
	Principal Financial
	Group Inc.	3,451,400	163,803
	XL Group plc Class A	4,754,500	145,345
	Weyerhaeuser Co.	4,093,800	124,452
	JPMorgan Chase & Co.	2,110,150	108,757
*	IntercontinentalExchange
	Inc.	561,200	108,160
	Morgan Stanley	3,274,691	94,082
	Willis Group Holdings plc	2,013,100	90,730
	Goldman Sachs Group Inc.	561,175	90,271
	UBS AG	4,251,875	82,316
	ACE Ltd.	857,100	81,802

14

Windsor Fund

			Market
			Value
		Shares	($000)
	Axis Capital Holdings Ltd.	1,602,221	75,977
	KeyCorp	5,830,900	73,061
	Comerica Inc.	1,672,700	72,428
	ING US Inc.	2,175,350	67,479
	Invesco Ltd.	1,902,750	64,218
	Franklin Resources Inc.	918,225	49,456
	Hartford Financial
	Services Group Inc.	1,382,425	46,588
	State Street Corp.	664,850	46,586
	Regions Financial Corp.	4,739,400	45,640
	Allstate Corp.	824,000	43,721
	Fifth Third Bancorp	2,283,800	43,461
			3,815,218
Health Care (13.0%)
	Roche Holding AG	874,675	241,879
	Bristol-Myers Squibb Co.	3,996,300	209,886
	Cigna Corp.	2,684,500	206,653
	UnitedHealth Group Inc.	2,996,400	204,534
	Medtronic Inc.	2,932,700	168,337
	Sanofi	1,303,448	138,978
	Covidien plc	2,116,900	135,714
	Eli Lilly & Co.	2,641,375	131,593
	McKesson Corp.	749,200	117,130
	Daiichi Sankyo Co. Ltd.	5,361,400	99,405
	Abbott Laboratories	2,532,575	92,566
	Becton Dickinson and Co.	820,275	86,236
	Johnson & Johnson	741,425	68,663
	Quest Diagnostics Inc.	1,113,601	66,716
*	Mylan Inc.	1,555,400	58,903
*	Laboratory Corp. of
	America Holdings	446,125	45,014
	Aetna Inc.	709,656	44,495
			2,116,702
Industrials (11.6%)
	Eaton Corp. plc	4,116,600	290,467
	Dover Corp.	1,794,700	164,735
	Pentair Ltd.	2,302,400	154,468
	Rexel SA	5,965,079	149,383
	KBR Inc.	4,269,802	147,479
*	CNH Industrial NV	11,990,517	141,800
	Chicago Bridge & Iron
	Co. NV	1,881,600	139,408
	SKF AB	4,523,777	119,696
	Norfolk Southern Corp.	1,355,300	116,583
	Honeywell International
	Inc.	1,169,100	101,396
	Masco Corp.	4,535,948	95,845
	Parker Hannifin Corp.	657,950	76,796
	L-3 Communications
	Holdings Inc.	733,375	73,668
*	Hertz Global Holdings Inc.	2,847,900	65,388
	General Dynamics Corp.	549,600	47,612
			1,884,724

Information Technology (16.3%)
	Cisco Systems Inc.	9,921,400	223,232
	Avago Technologies Ltd.
	Class A	4,901,700	222,684
*	Arrow Electronics Inc.	4,504,850	216,323
	Hewlett-Packard Co.	8,413,975	205,049
	SanDisk Corp.	2,763,200	192,042
	ASML Holding NV	1,971,304	186,564
*	NXP Semiconductor NV	3,887,692	163,750
*	Lam Research Corp.	2,764,300	149,908
*	Check Point Software
	Technologies Ltd.	2,491,000	144,528
	Oracle Corp.	4,208,150	140,973
	Microsoft Corp.	3,548,075	125,424
	Analog Devices Inc.	2,232,900	110,082
	Maxim Integrated
	Products Inc.	3,390,300	100,692
	Apple Inc.	186,400	97,366
*	Skyworks Solutions Inc.	3,713,500	95,734
	EMC Corp.	3,828,300	92,147
	Accenture plc Class A	854,100	62,776
	Intel Corp.	1,927,925	47,099
	TE Connectivity Ltd.	865,010	44,539
*	Google Inc. Class A	34,125	35,169
			2,656,081
Materials (3.8%)
	International Paper Co.	4,243,600	189,307
	Celanese Corp. Class A	2,185,800	122,427
	LyondellBasell Industries
	NV Class A	1,357,400	101,262
*	Owens-Illinois Inc.	2,437,300	77,482
	Dow Chemical Co.	1,544,200	60,949
	Rexam plc	7,264,155	60,490
			611,917
Other (0.0%)
*,3	Buck Holdings LP Private
	Placement	NA	6,384

Telecommunication Services (0.2%)
*	T-Mobile US Inc.	1,033,250	28,652

Utilities (1.0%)
	PG&E Corp.	2,190,800	91,685
	Entergy Corp.	1,168,925	75,653
			167,338
Total Common Stocks
(Cost $11,975,472)			15,761,524

15

Windsor Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (3.6%)[1]
Money Market Fund (2.5%)
4	Vanguard Market Liquidity
	Fund, 0.120%	412,514,634	412,515

		Face
		Amount
		($000)
Repurchase Agreement (1.0%)
	Bank of America Securities,
	LLC 0.100%, 11/1/13
	(Dated 10/31/13, Repurchase
	Value $155,700,000,
	collateralized by Federal
	Home Loan Mortgage Corp.
	3.500%, 7/1/42, and Federal
	National Mortgage Assn.
	2.152%-4.500%,
	7/1/41-11/1/43, with a
	value of $158,814,000)	155,700	155,700

U.S. Government and Agency Obligations (0.1%)
[5,6]	Fannie Mae Discount Notes,
	0.050%, 1/22/14	500	500
6,[7]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 12/26/13	300	300
[5,6]	Freddie Mac Discount Notes,
	0.073%, 11/12/13	1,500	1,500
[5,6]	Freddie Mac Discount Notes,
	0.150%, 2/3/14	300	300
[5,6]	Freddie Mac Discount Notes,
	0.063%, 3/17/14	11,700	11,693
			14,293
Total Temporary Cash Investments
(Cost $582,512)			582,508
Total Investments (100.5%)
(Cost $12,557,984)			16,344,032

Other Assets and Liabilities (-0.5%)
Other Assets	31,901
Liabilities	(105,271)
(73,370)
Net Assets (100%)	16,270,662

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	13,217,309
Undistributed Net Investment Income	41,958
Accumulated Net Realized Losses	(784,395)
Unrealized Appreciation (Depreciation)
Investment Securities	3,786,048
Futures Contracts	9,658
Foreign Currencies	84
Net Assets	16,270,662

Investor Shares—Net Assets
Applicable to 365,419,587 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,126,491
Net Asset Value Per Share—
Investor Shares	$19.50

Admiral Shares—Net Assets
Applicable to 138,952,202 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,144,171
Net Asset Value Per Share—
Admiral Shares	$65.81

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Restricted security represents 0.0% of net assets. Shares not applicable for this private placement.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $14,293,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	265,123
Interest[2]	512
Securities Lending	2,151
Total Income	267,786
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,506
Performance Adjustment	2,314
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,114
Management and Administrative—Admiral Shares	8,213
Marketing and Distribution—Investor Shares	1,116
Marketing and Distribution—Admiral Shares	950
Custodian Fees	186
Auditing Fees	31
Shareholders’ Reports—Investor Shares	89
Shareholders’ Reports—Admiral Shares	33
Trustees’ Fees and Expenses	39
Total Expenses	46,591
Net Investment Income	221,195
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,361,619
Futures Contracts	33,050
Foreign Currencies	(529)
Realized Net Gain (Loss)	1,394,140
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,667,096
Futures Contracts	13,269
Foreign Currencies	242
Change in Unrealized Appreciation (Depreciation)	2,680,607
Net Increase (Decrease) in Net Assets Resulting from Operations	4,295,942
1 Dividends are net of foreign withholding taxes of $4,931,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,101,000, $327,000, and $66,522,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	221,195	225,936
Realized Net Gain (Loss)	1,394,140	1,175,592
Change in Unrealized Appreciation (Depreciation)	2,680,607	362,543
Net Increase (Decrease) in Net Assets Resulting from Operations	4,295,942	1,764,071
Distributions
Net Investment Income
Investor Shares	(110,032)	(118,284)
Admiral Shares	(110,078)	(100,323)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(220,110)	(218,607)
Capital Share Transactions
Investor Shares	(1,629,460)	(881,080)
Admiral Shares	1,318,490	111,269
Net Increase (Decrease) from Capital Share Transactions	(310,970)	(769,811)
Total Increase (Decrease)	3,764,862	775,653
Net Assets
Beginning of Period	12,505,800	11,730,147
End of Period[1]	16,270,662	12,505,800
1 Net Assets—End of Period includes undistributed net investment income of $41,958,000 and $41,402,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.66	$12.92	$12.56	$10.97	$9.51
Investment Operations
Net Investment Income	. 255	. 252.184		.190[1]	.197
Net Realized and Unrealized Gain (Loss)
on Investments	4.839	1.729	. 346	1.586	1.486
Total from Investment Operations	5.094	1.981	.530	1.776	1.683
Distributions
Dividends from Net Investment Income	(.254)	(.241)	(.170)	(.186)	(. 223)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.254)	(.241)	(.170)	(.186)	(. 223)
Net Asset Value, End of Period	$19.50	$14.66	$12.92	$12.56	$10.97

Total Return[2]	35.17%	15.56%	4.15%	16.31%	18.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,126	$6,711	$6,736	$7,999	$7,610
Ratio of Total Expenses to
Average Net Assets[3]	0.37%	0.35%	0.39%	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.80%	1.34%	1.59%[1]	2.03%
Portfolio Turnover Rate	40%	68%	49%	50%	61% [4]

1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), 0.03%, (0.03%), and (0.05%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$49.47	$43.59	$42.37	$37.01	$32.08
Investment Operations
Net Investment Income	. 924.900		.664	.685[1]	.701
Net Realized and Unrealized Gain (Loss)
on Investments	16.329	5.844	1.171	5.348	5.020
Total from Investment Operations	17.253	6.744	1.835	6.033	5.721
Distributions
Dividends from Net Investment Income	(.913)	(.864)	(. 615)	(. 673)	(.791)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.913)	(.864)	(. 615)	(. 673)	(.791)
Net Asset Value, End of Period	$65.81	$49.47	$43.59	$42.37	$37.01

Total Return	35.32%	15.71%	4.26%	16.44%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,144	$5,795	$4,994	$4,680	$4,203
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.25%	0.29%	0.22%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.90%	1.44%	1.70%[1]	2.16%
Portfolio Turnover Rate	40%	68%	49%	50%	61% [3]

1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), 0.03%, (0.03%), and (0.05%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

21

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

22

Windsor Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $2,314,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $1,842,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.74% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	14,568,264	1,186,876	6,384
Temporary Cash Investments	412,515	169,993	—
Futures Contracts—Liabilities[1]	(1,646)	—	—
Total	14,979,133	1,356,869	6,384
1 Represents variation margin on the last day of the reporting period.

23

Windsor Fund

E. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2013	595	260,461	8,335
E-mini S&P 500 Index	December 2013	455	39,836	1,323

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2013, the fund realized net foreign currency losses of $529,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2013, the fund had $70,035,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,407,873,000 to offset taxable capital gains realized during the year ended October 31, 2013. At October 31, 2013, the fund had available capital losses totaling $774,686,000 to offset future net capital gains through October 31, 2017.

At October 31, 2013, the cost of investment securities for tax purposes was $12,557,984,000. Net unrealized appreciation of investment securities for tax purposes was $3,786,048,000, consisting of unrealized gains of $3,892,528,000 on securities that had risen in value since their purchase and $106,480,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2013, the fund purchased $5,578,938,000 of investment securities and sold $5,984,559,000 of investment securities, other than temporary cash investments.

24

Windsor Fund

H. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	628,746	36,860	416,456	30,475
Issued in Lieu of Cash Distributions	107,480	6,843	115,463	8,790
Redeemed	(2,365,686)	(135,989)	(1,412,999)	(103,043)
Net Increase (Decrease)—Investor Shares	(1,629,460)	(92,286)	(881,080)	(63,778)
Admiral Shares
Issued	1,967,049	33,059	680,468	14,748
Issued in Lieu of Cash Distributions	100,424	1,885	90,751	2,045
Redeemed	(748,983)	(13,120)	(659,950)	(14,224)
Net Increase (Decrease) —Admiral Shares	1,318,490	21,824	111,269	2,569

I. The fund had invested in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Oct. 31, 2012		Proceeds from		Oct. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	243,462	4,589	105,632	—	NA1
1 Not applicable — At October 31, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $220,110,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 77.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	35.17%	17.47%	7.28%
Returns After Taxes on Distributions	34.80	17.16	6.53
Returns After Taxes on Distributions and Sale of Fund Shares	20.32	14.20	5.98

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,146.52	$2.06
Admiral Shares	1,000.00	1,147.16	1.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.29	$1.94
Admiral Shares	1,000.00	1,023.79	1.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122013

Annual Report | October 31, 2013

Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Windsor II Fund
Investor Shares	26.26%
Admiral™ Shares	26.36
Russell 1000 Value Index	28.29
Large-Cap Value Funds Average	27.63
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$29.33	$36.19	$0.722	$0.000
Admiral Shares	52.06	64.23	1.330	0.000

Chairman’s Letter

Dear Shareholder,

With U.S. equity markets delivering spirited results, Vanguard Windsor II Fund produced a respectable showing for the fiscal year ended October 31, 2013. Stocks of all sizes and styles contributed to the success, but value stocks slightly lagged their growth counterparts while small- and mid-cap stocks handily surpassed large-caps.

The fund returned about 26%, trailing its benchmark, the Russell 1000 Value Index, by about two percentage points and the average return of its large-cap value peers by more than one percentage point. Windsor II recorded gains in all ten industry sectors. However, poor stock selection in the information technology, consumer discretionary, and consumer staples sectors held back its overall returns.

If you hold Windsor II shares in a taxable account, you may wish to review the discussion of after-tax returns for the fiscal year that appears later in this report.

Amid uncertainties, U.S. stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive overall return of about 29% for the 12 months ended October 31, 2013. Investors’ growing appetite for risk drove the rise in stocks, as corporate profit growth, on the whole, wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial shutdown of the federal government, the period as a whole was marked by uncertainties about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

The disparity between the performances of the U.S. economy and U.S. stocks may seem surprising—but Vanguard research has shown that over the long term, a nation’s economic growth has a weak relationship with its stock returns. (You can read more in The Outlook for Emerging Market Stocks in a Lower-Growth World, available at vanguard.com/research.)

Outside of the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Bond returns suffered as investors kept an eye on the Fed

With investors fretting over the Fed’s next move for its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close, but up from 1.69% at the end of the last fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

Outside of the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

Although gains were strong, shortfalls curbed performance

Large-cap value stocks, despite their sharp rise, weren’t stock market leaders for the fiscal year. Dividend payers—a value-style domain and a Windsor II mainstay—didn’t perform as well as they had in previous periods. This was in part because as investors gained confidence, they focused less on steady payouts and more on a stock’s potential for growth.

The fund outperformed its benchmark in financials, health care, industrials, and energy—all traditionally rich sources of value-oriented stocks. On a less positive note, the advisors’ selections in the information technology, consumer discretionary, and consumer staples sectors posted returns that, while in the double digits, still fell well short of those posted by their counterparts in the benchmark.

Windsor II’s largest sector, financials, returned almost 35% and was responsible for more than one-quarter of the fund’s return. A rosier investing climate, fewer

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.35%	0.27%	1.19%

The fund expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2013, the fund’s expense ratios were 0.36% for Investor Shares and 0.28% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Large-Cap Value Funds.

insurance claims, firmer corporate balance sheets, improved lending conditions, and stronger housing and labor markets all helped the sector. Particularly notable gains came from diversified financial services giants, commercial banks, consumer finance companies, insurance firms, and asset managers. In addition, the fund’s advisors pinpointed the few real estate investment trusts (REITs) that outperformed, for the most part avoiding the majority that stalled after a few years of solid growth.

Within health care, strong pipelines for new medicines and favorable rulings from the Food and Drug Administration lifted pharmaceuticals, and the aging population’s increased need for services and managed care boosted equipment and supply firms, as well as service companies and providers.

In industrials, strength came from the aerospace and defense industry, where technological improvements and cost management have helped some companies counteract a reduction in government spending. The fund led the index in the energy sector largely because the advisors steered clear of Exxon, which suffered as low natural gas prices weighed on profitability.

Although Windsor II doesn’t have great exposure to the IT, consumer discretionary, and consumer staples sectors, its holdings in them lagged far enough to curtail the fund’s overall performance relative to its

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Windsor II Fund Investor Shares	8.25%
Russell 1000 Value Index	7.81
Large-Cap Value Funds Average	6.57
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

benchmark. Within IT, the fund’s software, hardware, and computer equipment stocks didn’t keep pace with their counterparts in the benchmark. In consumer discretionary, the fund was hurt by missed opportunities among media companies, as well as by heavy allocations to a cruise line and some struggling retailers. As for consumer staples, the fund’s tobacco stocks, which had turned in impressive returns in previous years, slumped a bit owing to the trend away from dividend-paying stocks.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Windsor II’s strengths were evident over the past decade

Over the course of its nearly 30 years of existence, Vanguard Windsor II Fund has earned a reputation for effectively investing in stocks that others have discarded, rejected, or replaced. The fund’s six advisors maintain strict standards and harvest from a field of quality companies that generally pay dividends and that have solid balance sheets.

With large-cap value stocks as their common denominator, the fund’s advisors create a diversified investment strategy through their different techniques and methods. Some take a traditional approach, some a quantitative one, and the overall long-term results have been favorable. For the ten years ended October 31, 2013, the fund’s Investor Shares posted an average annual return of 8.25%. The fund’s benchmark index returned 7.81% a year on average; the peer group, 6.57%.

George H. Davis, Jr., and Sheldon J. Lieberman of Hotchkis and Wiley Capital Management, LLC, have been integral to Windsor II’s success over the past decade. On behalf of Vanguard, I’d like to thank Mr. Davis, the firm’s CEO, and Mr. Lieberman, a principal, who marked their tenth year of service to the fund on October 21.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

As we’ve seen in the case of Windsor II, all of these elements can lead to strong performance. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, at vanguard.com/research). As for Windsor II, I invite you to revisit page 4 for a look at how your fund’s cost stacks up against the competition.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2013

Advisors’ Report

For the 12 months ended October 31, 2013, Vanguard Windsor II Fund returned about 26%. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 18, 2013.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	60	27,460	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	16	7,526	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	10	4,536	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	7	3,158	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,876	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Equity Investment	0	206	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	3	865	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Manager:
James P. Barrow, Executive Director

Associate Portfolio Managers:
Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

Although absolute returns were high for the fiscal year, the fund underperformed its comparative standards. Regarding our portfolio, our comments on the first half of the period, made in the April 30 semiannual report, strike us as a good description of the year as a whole.

Performance was penalized by two issues we held that were not in the benchmark, namely Imperial Tobacco Group and Carnival Cruise Lines. We were also hurt by our underweighting of information technology stocks, which generally do not meet our requirements for value. The broad equity advance was led by companies with the lowest dividend yields, a significant headwind. Capitalization was a rank-order determinant of price movement, with the largest quartile underperforming the smallest by nine percentage points.

Equity performance over the past year has been supported by the Federal Reserve’s quantitative easing program. When short-term interest rates remain near zero for a substantial time, savings are forced into the stock market—first into dividend-paying stocks, later not so much.

We are seeing some signs of “dot.com disease.” For example, large market values are being given to trendy companies with no earnings—and in some cases with no revenue. We are far from a full-blown epidemic, but early signs are there.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The Standard & Poor’s 500 Index returned about 27% for the fiscal year as investors responded to ongoing accommodative global monetary policy; encouraging, albeit slow, progress in the U.S. economic recovery; and signs that the European economy has stabilized. During the period, markets met and exceeded highs last seen in 2007, as house prices continued to rebound, household assets and net worth rose, and federal fiscal deficits declined. Uncertainty about Fed policy contributed to market volatility over the period.

Our portfolio benefited from stock selection in information technology, where top contributors included Apple and Cisco Systems. Stock selection in health care, along with an overweighting of the sector, also helped returns. Top contributors included Gilead Sciences and McKesson.

Performance was hurt by selection in two sectors, consumer discretionary and energy. In the former, top detractors included American Eagle Outfitters and J.C. Penney; in the latter, they included Transocean and Consol Energy.

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Global economic growth should accelerate in 2014 as headwinds from fiscal consolidation and deleveraging fade in both the United States and Europe. Relatively strong growth in China is expected as well. Quantitative easing and interest rate repression will no longer be needed, and will likely give way to a multiyear period of global interest rate normalization.

These developments could give a boost to our investments in the financial sector, which remain our largest commitment, and to our holdings in information technology, autos, and retailing. Also beneficial should be the stimulative effects of new product innovation, especially in mobile computing devices and accessories. Our large investments in health care may serve as a stabilizer if faster growth does not materialize. Overall, the portfolio remains attractively valued, with earnings and free cash flow yields about 45% higher than the market average.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:
George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

Equity markets shrugged off incessant political stalemates during the fiscal year and even climbed when the federal government shut down for 16 days in October. Meanwhile, robust corporate earnings growth kept valuations in check despite the appreciation in stock prices. At current prices, the S&P 500 Index’s price/earnings ratio based on consensus fiscal-year earnings is in line with its 15-year median, yet the 10-year Treasury yield is 2.5%, well below its 15-year median.

Financials, telecommunication services, and energy were the leading sectors for our portfolio. Hewlett-Packard, Johnson Controls, and Boeing were the largest individual contributors. Our main detractors were a modest cash position and stock selection in utilities. Among individual holdings, performance was hurt most by Exelon, J.C. Penney, and Royal Dutch Shell.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and
Chief Investment Officer

The U.S. stock market has more than doubled during the past five years, and it closed the third quarter of 2013 at near-record levels. As of this writing, the S&P 500 Index trades at 14.5 times next year’s projected earnings, more than 350 basis points higher than at its most recent low point, in September 2011.

Clearly, the lion’s share of the market’s near-term gains has come from price/ earnings expansion. We think it is likely that future equity returns will stem more from earnings and dividend growth than from further upward revaluation. The tide that has lifted all boats will give way to a market that will disproportionately reward those businesses that can execute while also meeting or beating their financial targets. We remain positive on the prospects for the U.S. stock market and continue to focus on companies with dominant franchises, strong balance sheets, and strong generation of free cash flow.

Nine of our ten largest positions outpaced the overall gain of the benchmark, and two of these stocks (American International Group and Ford) posted returns that were more than double the benchmark’s. Our portfolio also benefited from an underweighting of utilities and from good stock selection in energy. Consumer discretionary, consumer staples, and financials were our top-performing sectors.

The portfolio’s relative performance was pulled down by weak returns in the index’s top-performing sector, information technology, and by poor stock selection in industrials.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Our diversified, multi-factor model produced satisfying results for the fiscal year. The model focuses on fundamental conditions and attributes that we believe give investors the best chance of success over the long term. Our growth, management decisions, sentiment, and quality indicators contributed positively, while our yields indicator slightly detracted.

Selection within industrials, energy, and information technology contributed most to our relative returns. In industrials, overweighted positions in Delta Air Lines and Towers Watson led results. In energy, Hess and Valero Energy were strong contributors, while Western Digital and Seagate Technology helped returns in information technology.

An underweighting of some companies that were not singled out by the fundamental criteria in our model—notably Walgreens and Bristol-Myers Squibb—held back our overall performance relative to the benchmark.

Windsor II Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.35%	0.27%
30-Day SEC Yield	2.16%	2.24%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	278	653	3,612
Median Market Cap	$58.3B	$50.6B	$41.6B
Price/Earnings Ratio	16.7x	16.7x	19.8x
Price/Book Ratio	2.0x	1.7x	2.5x
Return on Equity	15.5%	12.5%	16.5%
Earnings Growth
Rate	7.4%	6.6%	10.6%
Dividend Yield	2.6%	2.3%	1.9%
Foreign Holdings	10.0%	0.0%	0.0%
Turnover Rate	27%	—	—
Short-Term Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ U.S.
		1000	Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.8%	6.6%	13.3%
Consumer Staples	9.8	6.0	8.8
Energy	13.6	15.0	9.7
Financials	21.7	28.7	17.3
Health Care	18.1	12.9	12.5
Industrials	11.8	10.2	11.5
Information
Technology	8.6	8.8	17.7
Materials	1.5	2.9	3.8
Telecommunication
Services	3.0	2.7	2.2
Utilities	4.1	6.2	3.2

Volatility Measures
	Russell
	1000	DJ U.S.
	Value	Total Market
	Index	FA Index
R-Squared	0.98	0.97
Beta	0.94	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pfizer Inc.	Pharmaceuticals	2.7%
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Philip Morris
International Inc.	Tobacco	2.5
Microsoft Corp.	Systems Software	2.4
Raytheon Co.	Aerospace &
	Defense	2.4
WellPoint Inc.	Managed Health
	Care	2.4
American Express Co.	Consumer Finance	2.4
Wells Fargo & Co.	Diversified Banks	2.3
Johnson & Johnson	Pharmaceuticals	2.3
Medtronic Inc.	Health Care
	Equipment	2.3
Top Ten		24.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.36% for Investor Shares and 0.28% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor II Fund*Investor Shares	26.26%	14.76%	8.25%	$22,100
••••••••	Russell 1000 Value Index	28.29	14.06	7.81	21,209
– – – –	Large-Cap Value Funds Average	27.63	13.30	6.57	18,893
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	28.86	16.01	8.13	21,850
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	26.36%	14.85%	8.36%	$111,583
Russell 1000 Value Index	28.29	14.06	7.81	106,044
Dow Jones U.S. Total Stock Market Float
Adjusted Index	28.86	16.01	8.13	109,248

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	20.78%	9.52%	8.29%
Admiral Shares	5/14/2001	20.84	9.61	8.39

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.5%)[1]
Consumer Discretionary (7.3%)
	Target Corp.	12,076,000	782,404
	Carnival Corp.	11,974,486	414,916
	Viacom Inc. Class B	2,939,300	244,814
	Advance Auto Parts Inc.	2,393,400	237,377
	Comcast Corp.	5,048,084	233,726
	Omnicom Group Inc.	2,299,300	156,605
	Delphi Automotive plc	2,043,404	116,883
	Genuine Parts Co.	1,285,848	101,363
	American Eagle
	Outfitters Inc.	6,314,998	97,819
*	General Motors Co.	2,334,205	86,249
	Macy’s Inc.	1,824,700	84,137
	Renault SA	944,271	82,388
	Johnson Controls Inc.	1,658,300	76,531
*	AutoZone Inc.	170,862	74,272
	Ford Motor Co.	3,622,659	61,984
	Lowe’s Cos. Inc.	1,188,791	59,178
	Expedia Inc.	948,200	55,830
	Hyundai Motor Co.	222,182	52,934
	Wyndham Worldwide Corp. 783,211		52,005
	Volkswagen AG	204,523	50,015
	Time Warner Cable Inc.	383,700	46,102
	Volkswagen AG Prior Pfd.	161,020	40,836
	Interpublic Group of
	Cos. Inc.	2,341,000	39,329
	Hasbro Inc.	702,737	36,296
*,^	JC Penney Co. Inc.	2,637,500	19,781
	Magna International Inc.	184,700	15,644
*	Bed Bath & Beyond Inc.	142,482	11,017
	Time Warner Inc.	30,699	2,110
	Whirlpool Corp.	7,000	1,022
	Gannett Co. Inc.	32,700	905
	Best Buy Co. Inc.	15,300	655
	H&R Block Inc.	14,300	407
	Starwood Hotels & Resorts
	Worldwide Inc.	5,200	383

International Game
Technology	16,000	301
Tupperware Brands Corp.	2,900	260
Staples Inc.	5,500	89
		3,336,567
Consumer Staples (9.4%)
Philip Morris
International Inc.	12,627,653	1,125,377
Diageo plc ADR	5,253,620	670,309
Imperial Tobacco Group
plc ADR	8,734,425	654,995
Wal-Mart Stores Inc.	8,249,405	633,142
Altria Group Inc.	12,400,432	461,668
Molson Coors Brewing
Co. Class B	6,760,835	365,085
CVS Caremark Corp.	2,983,193	185,734
Sysco Corp.	2,333,746	75,473
Mondelez International
Inc. Class A	1,441,861	48,504
Kellogg Co.	384,700	24,332
PepsiCo Inc.	215,200	18,096
Procter & Gamble Co.	53,990	4,360
Kimberly-Clark Corp.	16,500	1,782
Kraft Foods Group Inc.	32,700	1,778
Kroger Co.	34,500	1,478
JM Smucker Co.	11,800	1,312
Tyson Foods Inc. Class A	32,500	899
Energizer Holdings Inc.	8,700	854
Walgreen Co.	9,000	533
Archer-Daniels-Midland Co. 11,100		454
Herbalife Ltd.	2,500	162
Lorillard Inc.	900	46
		4,276,373
Energy (13.0%)
ConocoPhillips	11,927,889	874,314
Phillips 66	12,304,394	792,772
Occidental Petroleum
Corp.	8,223,307	790,095

Windsor II Fund

			Market
			Value
		Shares	($000)
	BP plc ADR	15,549,869	723,069
	Seadrill Ltd.	10,969,707	511,408
	Marathon
	Petroleum Corp.	3,893,548	279,012
	Apache Corp.	3,141,800	278,992
	Chevron Corp.	1,530,510	183,600
	CONSOL Energy Inc.	4,587,020	167,426
^	Transocean Ltd.	3,217,115	151,430
	Anadarko
	Petroleum Corp.	1,577,100	150,282
	Devon Energy Corp.	2,240,550	141,648
^	Total SA ADR	1,680,100	102,789
	Royal Dutch Shell
	plc ADR	1,429,500	99,379
	HollyFrontier Corp.	2,012,600	92,700
	Valero Energy Corp.	1,835,500	75,568
*	Cobalt International
	Energy Inc.	3,065,800	71,157
	Ensco plc Class A	1,230,971	70,966
	Noble Corp.	1,825,078	68,805
	Halliburton Co.	1,099,120	58,286
*	Weatherford
	International Ltd.	3,145,069	51,705
	Kinder Morgan Inc.	1,067,552	37,695
*	Cameron
	International Corp.	519,439	28,496
	Marathon Oil Corp.	788,500	27,803
*	Dresser-Rand Group Inc.	373,678	22,708
	Murphy Oil Corp.	342,300	20,648
	Royal Dutch Shell plc
	ADR (New York Shares)	232,905	15,525
	Gazprom OAO ADR	1,553,600	14,522
*	Kosmos Energy Ltd.	832,400	8,873
	Exxon Mobil Corp.	96,882	8,683
	Hess Corp.	20,250	1,644
	Helmerich & Payne Inc.	17,700	1,373
*	Ultra Petroleum Corp.	49,100	901
	Cimarex Energy Co.	1,700	179
			5,924,453
Exchange-Traded Funds (1.2%)
2	Vanguard Total Stock
	Market ETF	3,197,800	292,247
2	Vanguard Value ETF	2,511,200	183,292
	SPDR S&P 500 ETF Trust	545,000	95,773
			571,312
Financials (20.8%)
	JPMorgan Chase & Co.	22,098,082	1,138,935
	American Express Co.	13,281,296	1,086,410
	Wells Fargo & Co.	24,751,341	1,056,635
	Citigroup Inc.	19,098,744	931,637
	Bank of America Corp.	60,799,795	848,765
	PNC Financial Services
	Group Inc.	11,163,568	820,857

	Capital One
	Financial Corp.	10,835,906	744,102
	SLM Corp.	15,720,252	398,823
	XL Group plc Class A	12,748,832	389,732
	MetLife Inc.	4,279,079	202,443
	American International
	Group Inc.	3,638,664	187,937
	Corrections Corp.
	of America	4,134,499	152,977
	Lincoln National Corp.	3,285,361	149,188
	Goldman Sachs
	Group Inc.	876,699	141,026
	SunTrust Banks Inc.	3,714,467	124,955
	Hartford Financial
	Services Group Inc.	3,342,000	112,625
	BNP Paribas SA	1,523,400	112,387
	Barclays plc	24,726,145	104,035
	Morgan Stanley	3,383,200	97,199
*	IntercontinentalExchange
	Inc.	471,900	90,949
	Vornado Realty Trust	973,200	86,673
	Regions Financial Corp.	8,684,000	83,627
	Lexington Realty Trust	5,863,600	68,604
	Allstate Corp.	1,274,700	67,636
	Prudential Financial Inc.	785,200	63,907
	ACE Ltd.	571,722	54,565
	Unum Group	1,696,900	53,860
	Nordea Bank AB	3,611,800	46,200
*	Realogy Holdings Corp.	845,503	34,784
	Bank of New York
	Mellon Corp.	1,017,100	32,344
	State Street Corp.	26,600	1,864
	Travelers Cos. Inc.	21,100	1,821
	Ameriprise Financial Inc.	15,000	1,508
	Fifth Third Bancorp	77,200	1,469
	US Bancorp	37,049	1,384
	Everest Re Group Ltd.	8,600	1,322
	American Financial
	Group Inc.	20,300	1,142
	Host Hotels & Resorts Inc.	44,600	827
	Ventas Inc.	12,000	783
	BlackRock Inc.	2,600	782
	Aflac Inc.	11,725	762
	Plum Creek Timber Co. Inc.	15,000	681
	Kimco Realty Corp.	31,500	677
	UDR Inc.	25,900	643
	Hospitality Properties Trust	20,700	608
	Apartment Investment &
	Management Co. Class A	21,000	588
	Weingarten Realty Investors	17,900	568
	Regency Centers Corp.	10,900	563
	Comerica Inc.	13,000	563
	Simon Property Group Inc.	3,100	479
	Discover Financial Services	7,900	410
	Chubb Corp.	3,500	322

Windsor II Fund

			Market
			Value
		Shares	($000)
	Cole Real Estate
	Investment Inc.	11,400	162
	KeyCorp	5,300	66
	Invesco Ltd.	1,600	54
			9,503,865
Health Care (17.4%)
	Pfizer Inc.	40,687,696	1,248,298
	WellPoint Inc.	12,925,624	1,096,093
	Johnson & Johnson	11,161,550	1,033,671
	Medtronic Inc.	17,969,600	1,031,455
	Sanofi ADR	13,177,800	704,749
	Merck & Co. Inc.	14,929,200	673,158
	UnitedHealth Group Inc.	4,707,598	321,341
	Zoetis Inc.	8,265,290	261,679
*	CareFusion Corp.	6,008,995	232,969
	Baxter International Inc.	3,416,900	225,071
*	Gilead Sciences Inc.	2,318,900	164,619
	McKesson Corp.	942,735	147,387
	Sanofi	1,296,300	138,216
	St. Jude Medical Inc.	1,892,216	108,594
	AbbVie Inc.	1,589,591	77,016
	Covidien plc	1,190,672	76,334
	Aetna Inc.	1,171,800	73,472
*	Express Scripts
	Holding Co.	936,653	58,559
	Thermo Fisher
	Scientific Inc.	544,524	53,244
	AstraZeneca plc ADR	901,500	47,653
	Amgen Inc.	340,499	39,498
	Humana Inc.	362,700	33,423
	Novartis AG ADR	413,100	32,036
	Quest Diagnostics Inc.	296,800	17,781
	Zimmer Holdings Inc.	186,000	16,269
	Eli Lilly & Co.	43,200	2,152
*	Endo Health Solutions Inc.	24,700	1,080
	Omnicare Inc.	18,500	1,020
	Bristol-Myers Squibb Co.	18,253	959
	Cigna Corp.	10,900	839
*	Charles River Laboratories
	International Inc.	13,850	682
*	Boston Scientific Corp.	46,100	539
*	Covance Inc.	2,900	259
	Universal Health Services
	Inc. Class B	1,500	121
*	Quintiles Transnational
	Holdings Inc.	900	38
	HealthSouth Corp.	746	26
			7,920,300
Industrials (11.2%)
	Raytheon Co.	13,344,956	1,099,224
	Honeywell
	International Inc.	10,659,110	924,465
	Emerson Electric Co.	11,178,800	748,644
	General Dynamics Corp.	8,343,587	722,805

3	Xylem Inc.	9,674,199	333,760
	Illinois Tool Works Inc.	3,504,465	276,117
	Tyco International Ltd.	5,810,127	212,360
	General Electric Co.	3,458,304	90,400
	Republic Services Inc.
	Class A	2,148,200	71,900
*	Terex Corp.	1,961,700	68,561
	Joy Global Inc.	1,031,500	58,538
	ADT Corp.	1,347,236	58,430
	Cummins Inc.	409,300	51,989
	FedEx Corp.	361,500	47,357
*	Clean Harbors Inc.	719,805	44,448
*	Sensata Technologies
	Holding NV	1,111,341	41,820
	Lockheed Martin Corp.	310,000	41,335
	United Technologies Corp.	372,209	39,547
	Boeing Co.	301,900	39,398
	PACCAR Inc.	699,800	38,909
	Stanley Black & Decker Inc.	406,300	32,134
*	WABCO Holdings Inc.	305,405	26,167
	KAR Auction Services Inc.	665,336	19,774
	Northrop Grumman Corp.	162,976	17,522
	Embraer SA ADR	463,600	13,625
	L-3 Communications
	Holdings Inc.	13,600	1,366
	Towers Watson & Co.
	Class A	11,300	1,297
	Delta Air Lines Inc.	44,900	1,185
	United Parcel Service Inc.
	Class B	8,300	815
	CSX Corp.	17,400	453
	Waste Management Inc.	4,800	209
	Dover Corp.	1,900	174
	Rockwell Collins Inc.	1,800	126
	Manpowergroup Inc.	1,200	94
			5,124,948
Information Technology (8.0%)
	Microsoft Corp.	31,350,145	1,108,228
	Intel Corp.	18,935,200	462,587
	Apple Inc.	574,404	300,040
	Cisco Systems Inc.	12,112,500	272,531
	EMC Corp.	8,547,779	205,745
	Corning Inc.	11,445,200	195,599
	Samsung Electronics
	Co. Ltd.	123,700	170,590
	Hewlett-Packard Co.	6,750,450	164,509
	International Business
	Machines Corp.	870,455	155,994
	QUALCOMM Inc.	2,141,300	148,756
	Oracle Corp.	3,475,396	116,426
*	Google Inc. Class A	93,525	96,385
	Texas Instruments Inc.	2,230,500	93,859
*	Check Point Software
	Technologies Ltd.	1,351,300	78,402
	SanDisk Corp.	695,900	48,365

Windsor II Fund

			Market
			Value
		Shares	($000)
	TE Connectivity Ltd.	465,275	23,957
	Seagate Technology plc	31,450	1,531
	Western Digital Corp.	21,500	1,497
	Computer Sciences Corp.	24,200	1,192
	Applied Materials Inc.	55,900	998
	Fidelity National Information
	Services Inc.	16,700	814
*	ON Semiconductor Corp.	97,600	689
	Harris Corp.	4,800	297
	CA Inc.	4,700	149
	Xerox Corp.	13,800	137
	Maxim Integrated
	Products Inc.	3,000	89
			3,649,366
Materials (1.4%)
	EI du Pont de Nemours
	& Co.	5,324,588	325,865
	Eastman Chemical Co.	2,055,270	161,935
	Carpenter
	Technology Corp.	1,243,200	73,759
	Mosaic Co.	842,010	38,606
	Praxair Inc.	227,426	28,362
	LyondellBasell Industries
	NV Class A	24,820	1,852
	Dow Chemical Co.	33,100	1,307
*	Owens-Illinois Inc.	38,700	1,230
	Westlake Chemical Corp.	10,400	1,117
	Avery Dennison Corp.	23,600	1,112
	Rock Tenn Co. Class A	9,800	1,049
	International Paper Co.	20,700	923
			637,117
Telecommunication Services (2.9%)
	AT&T Inc.	16,309,207	590,393
	Verizon
	Communications Inc.	10,853,209	548,196
	Vodafone Group plc ADR	2,761,800	101,689
	CenturyLink Inc.	2,435,800	82,476
	United States Cellular Corp.	3,200	155
			1,322,909
Utilities (3.9%)
3	CenterPoint Energy Inc.	25,745,343	633,335
	Public Service
	Enterprise Group Inc.	17,985,158	602,503
	Entergy Corp.	5,412,378	350,289
	Exelon Corp.	2,558,900	73,031
*	Calpine Corp.	2,811,933	56,717
	NRG Energy Inc.	1,538,000	43,879
	Edison International	418,700	20,529
	AES Corp.	91,900	1,295
	Wisconsin Energy Corp.	30,000	1,263
	AGL Resources Inc.	25,100	1,201
	UGI Corp.	28,600	1,183
	Pinnacle West Capital Corp.	20,600	1,154
	DTE Energy Co.	13,020	900

PG&E Corp.	17,900	749
NV Energy Inc.	31,050	737
Ameren Corp.	5,600	203
PPL Corp.	5,600	172
Duke Energy Corp.	2,200	158
		1,789,298
Total Common Stocks
(Cost $32,185,891)		44,056,508
Temporary Cash Investments (3.6%)[1]
Money Market Fund (3.5%)
[4,5] Vanguard Market
Liquidity Fund,
0.120%	1,597,658,684	1,597,659

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[6,7] Federal Home
Loan Bank
Discount
Notes, 0.070%, 3/12/14	100	100
[7,8] Freddie Mac
Discount Notes,
0.063%, 3/17/14	26,000	25,985
		26,085
Total Temporary Cash Investments
(Cost $1,623,753)		1,623,744
Total Investments (100.1%)
(Cost $33,809,644)		45,680,252
Other Assets and Liabilities (-0.1%)
Other Assets		309,420
Liabilities[5]		(362,854)
		(53,434)
Net Assets (100%)		45,626,818

Windsor II Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	32,515,176
Undistributed Net Investment Income	242,599
Accumulated Net Realized Gains	988,163
Unrealized Appreciation (Depreciation)
Investment Securities	11,870,608
Futures Contracts	10,270
Foreign Currencies	2
Net Assets	45,626,818

Investor Shares—Net Assets
Applicable to 498,383,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,034,011
Net Asset Value Per Share—
Investor Shares	$36.19

Admiral Shares—Net Assets
Applicable to 429,610,657 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	27,592,807
Net Asset Value Per Share—
Admiral Shares	$64.23

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $64,354,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 2.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $66,909,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $16,990,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	1,076,361
Interest[2]	1,945
Securities Lending	2,861
Total Income	1,081,167
Expenses
Investment Advisory Fees—Note B
Basic Fee	59,942
Performance Adjustment	(2,534)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	37,239
Management and Administrative—Admiral Shares	28,002
Marketing and Distribution—Investor Shares	3,030
Marketing and Distribution—Admiral Shares	3,488
Custodian Fees	314
Auditing Fees	33
Shareholders’ Reports—Investor Shares	232
Shareholders’ Reports—Admiral Shares	176
Trustees’ Fees and Expenses	111
Total Expenses	130,033
Expenses Paid Indirectly	(944)
Net Expenses	129,089
Net Investment Income	952,078
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,888,398
Futures Contracts	85,354
Foreign Currencies	400
Realized Net Gain (Loss)	2,974,152
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,689,061
Futures Contracts	15,860
Foreign Currencies	4
Change in Unrealized Appreciation (Depreciation)	5,704,925
Net Increase (Decrease) in Net Assets Resulting from Operations	9,631,155
1 Dividends are net of foreign withholding taxes of $2,965,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $41,258,000, $1,908,000, and $239,023,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	952,078	837,220
Realized Net Gain (Loss)	2,974,152	2,325,818
Change in Unrealized Appreciation (Depreciation)	5,704,925	2,378,206
Net Increase (Decrease) in Net Assets Resulting from Operations	9,631,155	5,541,244
Distributions
Net Investment Income
Investor Shares	(420,360)	(425,313)
Admiral Shares	(507,947)	(386,642)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(928,307)	(811,955)
Capital Share Transactions
Investor Shares	(4,141,562)	(3,249,876)
Admiral Shares	3,777,991	2,027,815
Net Increase (Decrease) from Capital Share Transactions	(363,571)	(1,222,061)
Total Increase (Decrease)	8,339,277	3,507,228
Net Assets
Beginning of Period	37,287,541	33,780,313
End of Period[1]	45,626,818	37,287,541
1 Net Assets—End of Period includes undistributed net investment income of $242,599,000 and $218,428,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$29.33	$25.68	$24.37	$22.22	$20.56
Investment Operations
Net Investment Income	.740	. 644	. 557	. 495	. 580
Net Realized and Unrealized Gain (Loss)
on Investments	6.842	3.627	1.276	2.151	1.750
Total from Investment Operations	7.582	4.271	1.833	2.646	2.330
Distributions
Dividends from Net Investment Income	(.722)	(. 621)	(. 523)	(. 496)	(. 670)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.722)	(. 621)	(. 523)	(. 496)	(. 670)
Net Asset Value, End of Period	$36.19	$29.33	$25.68	$24.37	$22.22

Total Return[1]	26.26%	16.90%	7.48%	12.05%	11.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,034	$18,255	$19,010	$20,921	$20,695
Ratio of Total Expenses to Average Net Assets[2]	0.36%	0.35%	0.35%	0.35%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.30%	2.11%	2.08%	2.96%
Portfolio Turnover Rate	27%	22%	23%	29%	41%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$52.06	$45.59	$43.26	$39.46	$36.51
Investment Operations
Net Investment Income	1.366	1.188	1.025	.914	1.064
Net Realized and Unrealized Gain (Loss)
on Investments	12.134	6.424	2.264	3.811	3.112
Total from Investment Operations	13.500	7.612	3.289	4.725	4.176
Distributions
Dividends from Net Investment Income	(1.330)	(1.142)	(.959)	(.925)	(1.226)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.330)	(1.142)	(.959)	(.925)	(1.226)
Net Asset Value, End of Period	$64.23	$52.06	$45.59	$43.26	$39.46

Total Return	26.36%	16.98%	7.56%	12.12%	12.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,593	$19,032	$14,771	$13,381	$12,060
Ratio of Total Expenses to Average Net Assets[1]	0.28%	0.27%	0.27%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.38%	2.19%	2.16%	3.07%
Portfolio Turnover Rate	27%	22%	23%	29%	41%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney &

Windsor II Fund

Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Value Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $147,000 for the year ended October 31, 2013.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $2,534,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $5,171,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2013, these arrangements reduced the fund’s expenses by $944,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	43,244,385	812,123	—
Temporary Cash Investments	1,597,659	26,085	—
Futures Contracts—Liabilities[1]	(1,938)	—	—
Total	44,840,106	838,208	—
1 Represents variation margin on the last day of the reporting period.

Windsor II Fund

F. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
Futures Contracts		Long (Short)	Value	Appreciation
	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2013	674	295,044	9,111
E-mini S&P 500 Index	December 2013	1,051	92,015	1,159

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2013, the fund realized net foreign currency gains of $400,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $49,086,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $1,941,763,000 to offset taxable capital gains realized during the year ended October 31, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2013, the fund had $311,422,000 of ordinary income and $999,938,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $33,811,734,000. Net unrealized appreciation of investment securities for tax purposes was $11,868,518,000, consisting of unrealized gains of $14,349,053,000 on securities that had risen in value since their purchase and $2,480,535,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2013, the fund purchased $10,821,327,000 of investment securities and sold $11,689,031,000 of investment securities, other than temporary cash investments.

Windsor II Fund

I. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,115,392	34,532	1,360,965	49,432
Issued in Lieu of Cash Distributions	410,628	13,200	415,018	15,662
Redeemed	(5,667,582)	(171,744)	(5,025,859)	(182,888)
Net Increase (Decrease)—Investor Shares	(4,141,562)	(124,012)	(3,249,876)	(117,794)
Admiral Shares
Issued	5,688,923	96,894	3,988,960	81,728
Issued in Lieu of Cash Distributions	480,666	8,664	364,718	7,738
Redeemed	(2,391,598)	(41,495)	(2,325,863)	(47,911)
Net Increase (Decrease)—Admiral Shares	3,777,991	64,063	2,027,815	41,555

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2012		Proceeds from		Oct. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	557,491	952	469	21,240	633,335
Exelis Inc.	136,271	—	190,471	4,793	—
Service Corp. International	292,496	—	337,191	2,515	—
Xylem Inc.	241,399	87,025	96,205	4,012	333,760
	1,227,657			32,560	967,095

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 12, 2013

Special 2013 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $49,086,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $928,307,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.26%	14.76%	8.25%
Returns After Taxes on Distributions	25.71	14.32	7.56
Returns After Taxes on Distributions and Sale of Fund Shares	15.42	11.92	6.81

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,104.06	$1.91
Admiral Shares	1,000.00	1,104.56	1.49
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.39	$1.84
Admiral Shares	1,000.00	1,023.79	1.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $64,000
Fiscal Year Ended October 31, 2012: $64,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2013: $5,714,113
Fiscal Year Ended October 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended October 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2013: $1,552,950
Fiscal Year Ended October 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2013: $110,000
Fiscal Year Ended October 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex,

The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended October 31, 2012.

(d) All Other Fees.

Fiscal Year Ended October 31, 2013: $132,000
Fiscal Year Ended October 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2013: $242,000
Fiscal Year Ended October 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2013
VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.